UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 11, 2017

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On September 12, 2017, Shawn M. Guertin, Executive Vice President of Aetna Inc. (“Aetna,” “we,” “us” or “our”), and other members of Aetna management will meet with investors and analysts before and after a presentation Mr. Guertin will provide at the Morgan Stanley Global Healthcare Conference 2017 in New York, New York. During the presentation and meetings, we expect to reaffirm our full-year 2017 net income per share projection of $5.46 to $5.56 and our full-year 2017 adjusted earnings per share projection of $9.45 to $9.55. (1)

Aetna's presentation is scheduled to begin at 12:20 p.m. Eastern time. Investors, analysts and the general public are invited to listen to this presentation over the Internet via Aetna's Investor Information website at www.aetna.com/investor. To listen to this presentation live on the Internet, visit Aetna's website prior to the presentation to download and install any necessary audio software. A webcast replay will be available at the same website for 14 days.

(1)
Net income refers to net income attributable to Aetna reported in Aetna's Consolidated Statements of Income in accordance with U.S. generally accepted accounting principles ("GAAP"). Unless otherwise indicated, all references in this Current Report on Form 8-K to net income per share and adjusted earnings per share are based upon net income attributable to Aetna, which excludes amounts attributable to non-controlling interests. Projected full-year 2017 net income per share and adjusted earnings per share reflect a range of 334 million to 335 million weighted average diluted shares. Projected full-year 2017 adjusted earnings per share exclude from projected full-year 2017 net income per share the loss on early extinguishment of long-term debt, the projected Penn Treaty-related guaranty fund assessments, projected transaction and integration-related costs (including termination costs) primarily related to Aetna's proposed acquisition of Humana Inc., the reduction of the reserve for anticipated future losses on discontinued products, estimated amortization of other acquired intangible assets, net realized capital gains and losses, other items, if any, that neither relate to the ordinary course of Aetna's business nor reflect Aetna's underlying business performance and the corresponding income tax benefit or expense related to the items excluded from net income per share discussed above. The table below reconciles projected 2017 net income per share to projected 2017 adjusted earnings per share:

Reconciliation of Projected 2017 Net Income Per Share to Projected 2017 Adjusted Earnings Per Share
Projected net income per share (GAAP measure)	$5.46 to $5.56
Loss on early extinguishment of long-term debt	.74
Penn Treaty-related guaranty fund assessments	.69
Transaction and integration-related costs (including termination costs)	3.59
Reduction of reserve for anticipated future losses on discontinued products	(.33)
Amortization of other acquired intangible assets	.70
Net realized capital losses	.92
Income tax benefit	(2.32)
Projected adjusted earnings per share	$9.45 to $9.55

Aetna will experience net realized capital gains or net realized capital losses during the remainder of 2017, however Aetna cannot project the amount of such future gains or losses. Therefore, Aetna has assumed no net realized capital gains or losses after June 30, 2017 for purposes of projecting net income per share. Aetna's annual net realized capital gains or losses ranged from a net realized capital loss of $65 million to a net realized capital gain of $86 million during calendar years 2014 through 2016.

Although the excluded items may recur, management believes that non-GAAP financial measures Aetna discloses, including adjusted earnings per share, provide a more useful comparison of Aetna's underlying business performance from period to period. Amortization of other acquired intangible assets relates to our acquisition activities, however this amortization does not directly relate to the underwriting or servicing of products for customers and is not directly related to the core performance of Aetna’s business operations. Net realized capital gains and losses arise from various types of transactions, primarily in the course of managing a portfolio of assets that support the payment of liabilities. However, these transactions do not directly relate to the underwriting or servicing of products for customers and are not directly related to the core performance of Aetna's business operations. Adjusted earnings is the measure reported to the chief executive officer for purposes of assessing consolidated financial performance and making operating decisions. Non-GAAP financial measures we disclose, such as adjusted earnings per share, should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evaluate,” “expect,” “explore,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Aetna’s control.

Statements in this Current Report on Form 8-K regarding Aetna that are forward-looking, including Aetna’s projections as to net income per share, adjusted earnings per share, Penn Treaty-related guaranty fund assessments, transaction and integration-related costs, amortization of other acquired intangible assets, the income tax benefit related to items excluded from adjusted earnings, weighted average diluted shares (including the impact of accelerated share repurchase agreements), and future operating results, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Aetna’s control. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: unanticipated increases in medical costs (including increased intensity or medical utilization as a result of flu or otherwise; changes in membership mix to higher cost or lower-premium products or membership adverse selection; medical cost increases resulting from unfavorable changes in contracting or re-contracting with providers (including as a result of provider consolidation and/or integration); increased pharmacy costs (including in Aetna’s public health insurance exchange products)); the profitability of Aetna’s individual products, where membership is higher than Aetna previously projected and has had and may continue to have more adverse health status and/or higher medical benefit utilization (including due to Aetna's product exit strategy) than Aetna projected; any suspension of the ACA's health insurer fee for 2018; adverse impacts from any failure to raise the U.S. Federal government’s debt ceiling or any sustained U.S. Federal government shut down; and changes in Aetna’s future cash requirements, capital requirements, results of operations, financial condition and/or cash flows. As currently enacted, health care reform will continue to significantly impact Aetna’s business operations and financial results, including Aetna’s pricing and medical benefit ratios, and key components of the legislation will continue to be phased in through 2020. Aetna will be required to dedicate material resources and incur material expenses during 2017 to implement health care reform. Significant parts of the legislation continue to evolve through the promulgation of regulations and guidance. In addition, pending efforts in the U.S. Congress to repeal, amend, replace or restrict funding for various aspects of health care reform and pending litigation challenging aspects of the law continue to create additional uncertainty about the ultimate impact of health care reform. As a result, many of the impacts of health care reform are unknown. Other important risk factors include: adverse changes in federal or state government policies, legislation or regulations (including legislative, judicial or regulatory measures that would affect Aetna’s business model, repeal, restrict funding for or amend various aspects of health care reform, limit Aetna’s ability to price for the risk it assumes and/or reflect reasonable costs or profits in its pricing, such as mandated minimum medical benefit ratios, or eliminate or reduce ERISA pre-emption of state laws (increasing Aetna’s potential litigation exposure)); uncertainty related to Aetna’s accruals for the ACA’s reinsurance, risk adjustment and risk corridor programs (“3R’s”); uncertainty related to the funding for and final reconciliations with respect to the ACA’s risk management and subsidy programs; the implementation of health care reform legislation, collection of ACA fees, assessments and taxes through increased premiums; adverse legislative, regulatory and/or judicial changes to or interpretations of existing health care reform legislation and/or regulations (including those relating to minimum medical loss ratio (“MLR”) rebates); the implementation of public health insurance exchanges; the timing and amount of and payment methods for satisfying assessments for Penn Treaty Network America Insurance Company and other insolvent payors under state guaranty fund laws; adverse and less predictable economic conditions in the U.S. and abroad (including unanticipated levels of, or increases in the rate of, unemployment); reputational or financial issues arising from Aetna’s social media activities, data security breaches, other cybersecurity risks or other causes; Aetna’s ability to diversify Aetna’s sources of revenue and earnings (including by developing and expanding Aetna's consumer business and expanding Aetna’s foreign operations), transform Aetna’s business model, develop new products and optimize Aetna’s business platforms; the success of Aetna’s consumer health and services initiatives; adverse changes in size, product or geographic mix or medical cost experience of membership; managing executive succession and key talent retention, recruitment and development; failure to achieve and/or delays in achieving desired rate increases and/or profitable membership growth due to regulatory review or other regulatory restrictions, an uncertain economy and/or significant competition, especially in key geographic areas where membership is concentrated, including successful protests of business awarded to Aetna; failure to adequately implement health care reform and/or repeal of or changes in health care reform; the outcome of various litigation and regulatory matters, including audits, challenges to Aetna’s minimum MLR rebate methodology and/or reports, intellectual property litigation and litigation concerning, and ongoing reviews by various regulatory authorities of, certain of Aetna’s payment practices with respect to out-of-network providers, other providers and/or life insurance policies; Aetna’s ability to integrate, simplify, and enhance Aetna’s existing products, processes and information technology systems and platforms to keep pace with changing customer and regulatory needs; Aetna’s ability to successfully integrate Aetna’s businesses (including businesses Aetna may acquire in the future) and implement multiple strategic and operational initiatives simultaneously; Aetna’s ability to manage health care and other benefit costs; adverse program, pricing, funding or audit actions by federal or state government payors, including as a result of sequestration and/or changes to or curtailment or elimination of the Centers for Medicare & Medicaid Services’ (“CMS”) star rating bonus payments; Aetna’s ability to maintain and/or enhance its CMS star ratings; Aetna’s ability to reduce administrative expenses while maintaining targeted levels of service and operating performance; failure by a service provider to meet its obligations to Aetna; Aetna’s ability to develop and maintain relationships (including joint ventures or other collaborative risk-sharing agreements) with providers while taking actions to reduce medical costs and/or expand the services Aetna offers; Aetna’s ability to demonstrate that Aetna’s products and processes lead to access to quality affordable care by Aetna’s members; Aetna’s ability to maintain its relationships with third-party brokers, consultants and agents who sell its products; collection of amounts payable to Aetna by the State of Illinois; increases in medical costs or Group Insurance claims resulting from any epidemics, acts of terrorism or other extreme events; changes in medical cost estimates due to the necessary extensive judgment that is used in the medical cost estimation process, the considerable variability inherent in such estimates, and the sensitivity of such estimates to changes in medical claims payment patterns and changes in medical cost trends; and a downgrade in Aetna’s financial ratings. For more discussion of important risk factors that may materially affect Aetna, please see the risk factors contained in Aetna’s 2016 Annual Report on Form 10-K (“Aetna’s 2016 Annual Report”) and Aetna’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 (“Aetna's Quarterly Report”), each on file with the Securities and Exchange Commission. You should also read Aetna’s 2016 Annual Report and Aetna's Quarterly Report for a discussion of Aetna’s historical results of operations and financial condition.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Aetna. Aetna does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

The information in this Current Report on Form-8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any Aetna filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: September 11, 2017	By:	/s/ Sharon A. Virag
Name: Sharon A. Virag
Title: Vice President, Controller and Chief Accounting Officer